Exhibit (d)


            COMMON SHARES
            OF BENEFICIAL INTEREST

NUMBER      PAR VALUE $.001
[Symbol]                                                SHARES

            THIS CERTIFICATE IS TRANSFERABLE            CUSIP [            ]
            IN CANTON, MA, JERSEY CITY, NJ              SEE REVERSE FOR CERTAIN
            OR NEW YORK, NY                             DEFINTIONS

            ORGANIZED UNDER THE LAWS
            OF THE STATE OF DELAWARE

                   The Gabelli Global Utility & Income Trust


THIS CERTIFIES THAT




IS THE OWNER OF


         FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST

transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

COUNTERSIGNED AND REGISTERED:
  [                     ].
Transfer Agent and Registrar                         Chairman of the Board


BY                                   [SEAL]


      AUTHORIZED SIGNATURE                           President

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM   -   as tenants in common           UNIF GIFT MIN ACT--........Custodian..............
    TEN ENT   -   as tenants by the entireties                       (Cust)              (Minor)
    JT TEN    -   as joint tenants with right            under Uniform Gifts to Minors Act
                  of survivorship and not as             .................................
                  tenants in common                                 (State)


         Additional abbreviations may also be used though not in the above list.



For Value Received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________

_______________________________________________________________________________
      (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

_______________________________________________________________________________


________________________________________ Common Shares of Beneficial Interest
represented by the within Certificate and do hereby irrevocably constitute and appoint
________________________________________________ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated ____________________


                                      X________________________________________


                                      X________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT OR
                                        ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
   ----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15.